            This document consists of 113 pages, of which this page is Number 1.
                                             The index to Exhibits is on Page 4.


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                                                      June 3, 1999

                         Commission File Number 0-18976

                                -----------------


                          CELTRIX PHARMACEUTICALS, INC.


             (Exact name of registrant as specified in its charter)

            Delaware                                    94-3121462
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)
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                               2033 Gateway Place
                                   Suite 600
                               San Jose, CA 95110


                                 (408) 988-2500
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On April 21, 1999, Celtrix Pharmaceuticals, Inc., a Delaware corporation
(the "Company"), Elan International Services, Ltd.,and Elan Corporation, PLC
("Elan") entered into a joint development agreement pursuant to which the parties agreed to jointly organize and capitalize Celtrix Newco Ltd., a Bermuda company ("Newco"), for the purpose of testing and establishing the efficacy of the Company's drug, SomatoKine, delivered through use of Elan's MEDIPAD Drug
Delivery System, to patients suffering from Osteoporosis. Pursuant to a License
Agreement between the Company and Newco dated as of April 21, 1999, the Company has licensed to Newco certain intellectual property related to SomatoKine.
Pursuant to a License Agreement between Elan Pharmaceutical Technologies, a division of Elan, and Newco dated as of April 21, 1999, Elan Pharmaceutical
Technologies has licensed to Newco certain intellectual property related to the MEDIPAD Drug Delivery System. These agreements are attached as exhibits hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS.

         Exhibit 10.58 Subscription, Joint Development and Operating Agreement by and among Celtrix Pharmaceuticals, Inc., Elan
                         Corporation, PLC, Elan International Services, Ltd., and Celtrix Newco Ltd. dated as of April 21, 1999.

         Exhibit 10.59   License Agreement by and between Celtrix Newco Ltd. and
                         Celtrix Pharmaceuticals, Inc. dated as of April 21,
                         1999.

         Exhibit 10.60   License Agreement by and between Celtrix Newco Ltd. and
                         Elan Pharmaceutical Technologies, a division of Elan
                         Corporation, PLC, dated as of April 21, 1999.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CELTRIX PHARMACEUTICALS, INC.


Date:  June 3, 1999                    By: /s/ Donald D. Huffman
                                           ------------------------------
                                           Donald D. Huffman
                                           Vice President and Chief
                                           Financial Officer

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                          CELTRIX PHARMACEUTICALS, INC.

                                INDEX TO EXHIBITS

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
EXHIBIT                                                                            Page
NUMBER                                                                             No.
-------                                                                            ----
10.58        Subscription, Joint Development and Operating                            5
             Agreement by and among Celtrix Pharmaceuticals, Inc.,
             Elan Corporation, PLC, Elan International Services, Ltd.,
             and Celtrix Newco Ltd. dated as of April 21, 1999.

10.59        License Agreement by and between Celtrix Newco Ltd.                     57
             and Celtrix Pharmaceuticals, Inc. dated as of April 21, 1999.

10.60        License Agreement by and between Celtrix Newco Ltd.                     86
             and Elan Pharmaceutical Technologies, a division of Elan
             Corporation, PLC, dated as of April 21, 1999.
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